SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 14, 2005


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                000-28926           54-1817218
               --------------          --------------       --------------
     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

            13595 Dulles Technology Drive, Herndon, Virginia 20171-3413
               -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 984-8400
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]   Written communications pursuant to Rule 425  under  the  Securities  Act
        (17 CFR 230.425)

[   ]   Soliciting  material  pursuant to Rule  14a-12  under  the  Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement  communications pursuant  to Rule  14d-2(b)  under  the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement  communications  pursuant to  Rule 13e-4(c)  under  the
        Exchange Act (17 CFR 240.13e-4(c))



















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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review

(a) On February 11, 2005, the Audit Committee of the Board of Directors ("the Committee") of ePlus inc. ("the Company") concluded, in consultation with and upon the recommendation of the Company's management, that the Company's previously issued financial statements contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 will be restated to correct certain errors contained therein. Accordingly, such financial statements should no longer be relied upon until such financial statements have been restated.

Specifically, during the course of the December 31 quarter-end closing process, errors were identified related to the recording of lease revenue. The Committee and management have discussed these matters with the Company's independent registered public accounting firm. A copy of a press release issued on February 14, 2005, announcing the foregoing is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c)      Exhibits
99.1     Press Release dated February 14, 2005



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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                    EPLUS INC.


Date:  February 14, 2005
                                                    By:  /s/ STEVEN J. MENCARINI
                                                    ----------------------------
                                                             Steven J. Mencarini
                                                         Chief Financial Officer














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